UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 18, 2011

FEDERAL HOME LOAN BANK OF BOSTON
(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street
Boston, MA 02199
(Address of principal executive offices, including zip code)
(617) 292-9600
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 21, 2011, the Federal Home Loan Bank of Boston's (the Bank's) board of directors (the Board) declared that Steven A. Closson, John H. Goldsmith, and Emil J. Ragones had been re-elected and Stephen G. Crowe had been newly elected to the Board for a term commencing on January 1, 2012, which the Bank reported via Form 8-K filed with the Securities and Exchange Commission (the SEC) on October 21, 2011 (the Original Form 8-K). On December 22, 2011, the Bank filed a Form 8-K/A amending the Original Form 8-K to disclose the 2012 Board of Directors Compensation Policy. This Form 8-K/A further amends the Original Form 8-K to report the directors' committee assignments (including the re-elected and elected directors that the Original Form 8-K reported).

On January 27, 2012, the Board approved the following committee assignments for all directors:

EXECUTIVE COMMITTEE
Chair:    Jan A. Miller
Vice Chair: Jay F. Malcynsky
Andrew J. Calamare
Joan Carty
Steven A. Closson
John Goldsmith
Cornelius K. Hurley
Mark E. Macomber
Kevin McCarthy

AUDIT COMMITTEE

Chair: Andrew J. Calamare
Vice Chair: Emil J. Ragones
Stephen G. Crowe
A. James Lavoie
John F. Treanor

FINANCE COMMITTEE

Chair: Kevin M. McCarthy
Vice Chair: Cornelius K. Hurley
John Goldsmith
Mark E. Macomber
Emil J. Ragones

GOVERNANCE/GOVERNMENT RELATIONS COMMITTEE

Chair: Steven A. Closson
Vice Chair: Jay F. Malcynsky
Andrew J. Calamare
Stephen G. Crowe
John F. Treanor

HOUSING & COMMUNITY DEVELOPMENT COMMITTEE

Chair: Joan Carty
Vice Chair: Patrick E. Clancy
Peter F. Crosby

Kevin M. McCarthy
Kenneth A. Wilman Jr.

PERSONNEL COMMITTEE

Chair: Mark E. Macomber
Vice Chair: A. James Lavoie
Joan Carty
Steven A. Closson
Jay F. Malcynsky

RISK COMMITTEE

Chair: John Goldsmith
Vice Chair: Peter F. Crosby
Patrick E. Clancy
Cornelius K. Hurley
Kenneth A. Wilman Jr.

AD HOC REMEDIATION COMMITTEE

Chair: Cornelius K. Hurley
Andrew J. Calamare
Patrick E. Clancy
John Goldsmith
Jay F. Malcynsky

The Chair of the Board is an ex-officio member of all Board committees. This designation includes all of the privileges of committee membership, including the right to make motions and vote. However, the chair is not counted in determining if a quorum is present at a committee meeting.

Signature(s)
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 30, 2012	Federal Home Loan Bank of Boston
By:/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer